SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

WACKENHUT CORRECTIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WACKENHUT CORRECTIONS CORPORATION

621 N.W. 53rd Street, Suite 700
Boca Raton, Florida 33487
Telephone: (800) 666-5640

October 21, 2003

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Wackenhut Corrections Corporation (“WCC”). We will hold the meeting on Tuesday, November 18, 2003, at 10:00 a.m. Eastern Standard Time, at Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida. We hope that you will be able to attend.

Enclosed you will find a notice setting forth the business expected to come before the meeting, the proxy statement and a form of proxy. Our Board of Directors recommends that you vote FOR each of the proposals on the proxy card.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed proxy statement, please complete, sign, date and promptly return the proxy in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Submitting the proxy card before the special meeting will not preclude you from voting in person at the special meeting should you decide to attend.

Sincerely,

George C. Zoley
Chairman of the Board and
Chief Executive Officer

WACKENHUT CORRECTIONS CORPORATION

621 N.W. 53rd Street, Suite 700
Boca Raton, Florida 33487
Telephone: (800) 666-5640

October 21, 2003

NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 18, 2003

The special meeting of the shareholders of Wackenhut Corrections Corporation (“WCC”) will be held on Tuesday, November 18, 2003, at 10:00 a.m. Eastern Standard Time, at Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida, for the purpose of considering and acting on the following proposals:

(1)	To vote on a proposal to amend WCC’s articles of incorporation to change the name of WCC from “Wackenhut Corrections Corporation” to “The Geo Group, Inc.”;

(2)	To vote to adjourn the special meeting if there are not sufficient votes for a quorum, in order to provide additional time to solicit proxies; and

(3)	To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Only WCC’s shareholders of record at the close of business on October 14, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the special meeting, and at any adjournments or postponements of the special meeting. Additional information regarding the proposals to be acted on at the special meeting can be found in the accompanying proxy statement.

WCC’s Board of Directors unanimously recommends that shareholders vote “FOR” the above proposals.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

By Order of the Board of Directors,

John J. Bulfin
Senior Vice President, General Counsel
and Corporate Secretary

WACKENHUT CORRECTIONS CORPORATION

621 N.W. 53rd Street, Suite 700
Boca Raton, Florida 33487

PROXY STATEMENT

FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 18, 2003

GENERAL INFORMATION FOR SHAREHOLDERS

We are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at our special meeting of shareholders to be held on Tuesday, November 18, 2003, at 10:00 a.m. Eastern Standard Time, at Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida, and at any adjournments or postponements of the special meeting. This proxy statement and the accompanying proxy card were first mailed to shareholders entitled to vote at the special meeting on or about October 21, 2003.

RECORD DATE

The specific proposal to be considered and acted upon at the special meeting is described in detail in this proxy statement. Shareholders of record at the close of business on October 14, 2003 (the “Record Date”), are entitled to notice of, and to vote at, the special meeting. As of the close of business on the Record Date, there were outstanding and entitled to vote 9,328,522 shares of WCC’s common stock, par value $0.01 per share (the “Common Stock”). Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that shareholder on the Record Date. If the shareholders approve the proposal at the special meeting, WCC will have the 180 day-day period immediately following the special meeting to implement the name change. This period should give WCC adequate time to take the steps necessary to complete the transition into its new corporate name, including, the notification of customers, lenders and other material third parties, the adoption of a new corporate logo and the updating of stationary and marketing materials.

QUORUM AND VOTE REQUIRED

A majority of all of the shares of Common Stock entitled to vote, whether present in person or by represented by proxy, will constitute a quorum for the transaction of business at the special meeting.

At the special meeting, all holders of shares of Common Stock will be asked to vote on the proposal. In order for the proposal to be approved, the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal.

If a choice as to the proposal before the special meeting has been specified by a shareholder on a returned proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the proposal.

Abstentions and broker non-votes (that is, a proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker non-votes will not be counted for purposes of determining whether the proposal has been approved.

To ensure that your shares are voted at the special meeting, please complete, date, sign and return the enclosed proxy in the accompanying postage-prepaid, return envelope as soon as possible. The corporate action described in this proxy statement will not afford to shareholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

REVOCABILITY OF PROXIES

Any shareholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A shareholder of record may revoke a proxy by filing with WCC’s Corporate Secretary at its principal executive offices at 621 N.W. 53rd Street, Suite 700, Boca Raton, Florida 33487, a duly executed proxy bearing a later date, or by attending the special meeting and voting that shareholder’s shares in person.

SOLICITATION

WCC will bear the cost of soliciting proxies. In addition, WCC will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of WCC registered in the names of those persons, and WCC will reimburse them for their reasonable out-of-pocket costs. WCC may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of WCC’s officers, directors or affiliates has a substantial interest in the matters to be acted upon at the special meeting other than as a shareholder of WCC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of Common Stock that were beneficially owned as of October 14, 2003 by each director, by each named executive officer (as defined in Item 402(a)(3) of Regulation S-K), by all directors and executive officers as a group, and by each person or group who was known by WCC to beneficially own more than 5% of the outstanding Common Stock. Except as set forth below, no other person or entity is known by WCC to beneficially own more than 5% of the outstanding Common Stock.

	Amount &
	Nature
	of Beneficial	Percent of
Name and Address of Beneficial Owners(1)	Ownership(2)(3)	Class

Directors
Wayne H. Calabrese	245,100	2.56%
Norman A. Carlson	13,000	*
Benjamin R. Civiletti	16,000	*
G. Fred DiBona, Jr.	4,000	*
Anne N. Foreman	4,000	*
Richard H. Glanton	10,000	*
George C. Zoley	393,818	4.05%
Named Executive Officers
Carol M. Brown	135,840	1.44%
Donald H. Keens	46,066	*
John G. O’Rourke	136,066	*
All Directors and Executive Officers as a Group	1,111,032	10.64%
Other
Strong Capital Management(4)	1,131,450	12.13%
Royce & Associates, LLC(5)	858,300	9.20%
Fidelity Management & Research(6)	752,200	8.06%
Barclays Global Investors(7)	674,900	7.23%
Morgan Stanley Investment Management(8)	614,100	6.58%
Heartland Advisors(9)	561,000	6.01%
High Rock Capital LLC(10)	470,700	5.05%

   *  Beneficially owns less than 1% of WCC’s Common Stock.

(1)	Unless stated otherwise, the address of the beneficial owners is 621 NW 53rd Street, Suite 700, Boca Raton, Florida 33487.

(2)	Information concerning beneficial ownership was furnished by the persons named in the table or derived from documents filed with the SEC. Each person named in the table has sole voting and investment power with respect to the shares beneficially owned.

(3)	Includes 1,110,032 shares of Common Stock underlying stock options held by the directors and executive officers that are immediately exercisable or exercisable within 60 days. The number of shares of Common Stock underlying stock options held by the directors and executive officers are as follows: Mr. Calabrese — 245,110; Mr. Carlson — 12,000; Mr. Civiletti — 16,000; Mr. DiBona, Jr. — 4,000; Ms. Foreman — 4,000; Mr. Glanton — 10,000; Mr. Zoley — 393,818; Ms. Brown — 135,840; Mr. Keens — 46,066; Mr. O’Rourke — 136,066; other executive officers — 107,132.

(4)	The principal business address of Strong Capital Management is 100 Heritage Reserve, Monomonee Falls, Wisconsin 53051.

(5)	The principal business address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.

(6)	The principal business address of Fidelity Management & Research is 82 Devonshire Street, Boston, Massachusetts 02109.

(7)	The principal business address of Barclays Global Investors is 45 Fremont Street, San Francisco, California 94105.

(8)	The principal business address of Morgan Stanley Investment Management is 1221 Avenue of the Americas, New York, New York 10020.

(9)	The principal business address of Heartland Advisors is 789 N. Water Street, Milwaukee, Wisconsin 53202.

(10)	The principal business address of High Rock Capital LLC is 28 State Street, 18th Floor, Boston, Massachusetts 02109-1775.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2004 annual meeting of the shareholders of WCC must be received by WCC for inclusion in WCC’s proxy statement and form of proxy relating to that meeting by December 9, 2003. Additionally, WCC must have notice of any shareholder proposal to be submitted at the 2004 annual meeting of the shareholders of WCC (but not required to be included in WCC’s proxy statement for that meeting) by February 22, 2004, or such proposal will be considered untimely pursuant to Rule 14a-5(e) under the Securities Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

PROPOSAL NO. 1

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE WCC’S NAME TO “THE GEO GROUP, INC.”

The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to WCC’s articles of incorporation, changing the name of WCC to “The Geo Group, Inc.” The full text of the proposed changes to WCC’s articles of incorporation has been incorporated into the proposed articles of amendment to the articles of incorporation of WCC included as Exhibit A.

This name change is a result of WCC’s execution of a share purchase agreement on April 30, 2003, pursuant to which WCC repurchased all 12,000,000 shares of Common Stock held by Group 4 Falck A/S, its former majority shareholder, for $132.0 million in cash. The share repurchase was completed on July 9, 2003. Under the terms of the share purchase agreement, WCC is required to cease using the name, trademark and service mark “Wackenhut” by July 9, 2004. In addition to achieving compliance with the terms of the share purchase agreement, WCC’s management believes that a change of WCC’s name to “The Geo Group, Inc.” will help reinforce the fact that WCC is no longer affiliated with the Wackenhut entities.

Shareholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of WCC, all new stock certificates issued by WCC will be overprinted with WCC’s new name.

A majority of all of the shares of Common Stock entitled to vote, whether present in person or by represented by proxy, will constitute a quorum for the transaction of business at the special meeting. In order for the proposal to be approved, the number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal.

The Board of Directors deems this proposal to be in the best interests of WCC and its shareholders and recommends that you vote “FOR” this proposal.

If the shareholders approve the proposal at the special meeting, WCC will have the 180 day-day period immediately following the special meeting to implement the name change. This period should give WCC adequate time to take the steps necessary to complete the transition into its new corporate name, including, the notification of customers, lenders and other material third parties, the adoption of a new corporate logo and the updating of stationary and marketing materials.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the Board of Directors intends to present and knows that others will present at the special meeting is that herein set forth. If any other matter is properly brought before the special meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,

John J. Bulfin
Senior Vice President, General Counsel
and Corporate Secretary

Dated: October 21, 2003

Exhibit A

ARTICLES OF AMENDMENT

TO THE
AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
WACKENHUT CORRECTIONS CORPORATION

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the “FBCA”), Article I of the Amended and Restated Articles of Incorporation of Wackenhut Corrections Corporation, a Florida corporation (the “Corporation”), is amended in its entirety to read as follows:

ARTICLE I

The name of the Corporation shall be:

THE GEO GROUP, INC.

Except as provided for above, the Amended and Restated Articles of Incorporation of the Corporation, as previously amended to the date of this amendment, shall remain unchanged.

The foregoing amendment was duly adopted and approved by the directors of the Corporation in accordance with the FBCA at a duly convened meeting of the directors held on October 2, 2003. The foregoing amendment was duly adopted and approved by the shareholders of the Corporation in accordance with the FBCA at a duly convened meeting of the shareholders held on November 18, 2003.

The foregoing amendment shall be effective as of the date of filing of these Articles of Amendment.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation as of this                day of                , 200               .

John J. Bulfin
Senior Vice President, General Counsel
and Corporate Secretary

PROXY CARD

WACKENHUT CORRECTIONS CORPORATION

Special meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

The undersigned shareholder of Wackenhut Corrections Corporation (“WCC”) hereby revokes all previous proxies, acknowledges receipt of the notice of the special meeting of shareholders of WCC to be held on Tuesday, November 18, 2003, at 10:00 a.m. Eastern Standard Time, at Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida, and the related proxy statement, and appoints George C. Zoley as proxy of the undersigned, with full power of substitution to vote all shares of WCC’s common stock that the undersigned is entitled to vote at the special meeting, and at any adjournments or postponements thereof. The shares represented by the proxy may only be voted in the manner specified below.

The Board of Directors recommends you vote “FOR” proposals 1 and 2.

1. To authorize the proposal to amend WCC’s articles of incorporation to change the name of WCC from “Wackenhut Corrections Corporation” to “The Geo Group, Inc.”;

FOR  ☐                    AGAINST  ☐                    ABSTAIN  ☐

2. To vote to adjourn the special meeting if there are not sufficient votes for a quorum, in order to provide additional time to solicit proxies; and

FOR  ☐                    AGAINST  ☐                    ABSTAIN  ☐

3. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposals, this proxy will be voted “FOR” that proposal.

(Continued and to be signed on the other side.)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

Dated:	, 2003

(Print Name)

(Authorized Signature)

I plan to attend the special meeting in person:

☐ Yes

☐ No